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                                                                    EXHIBIT 10.3

                               AGREEMENT TO CANCEL
                             STOCK OPTION AGREEMENT

         This Agreement to Cancel Stock Option Agreement is made as of October 15, 2001, by and between AVIDYN, Inc., a Delaware corporation (the "Company"), and J. Ward Hunt ("Mr. Hunt").

                                    RECITALS:

         WHEREAS, the Company granted Mr. Hunt a stock option to purchase 500,000 shares of the Company's common stock evidenced by a stock option agreement by and between the Company and Mr. Hunt (the "Option Agreement").

         WHEREAS, the parties desire to cancel the Option Agreement.

                               AGREEMENT:

         NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. AGREEMENT. In consideration of Mr. Hunt's agreement to cancel the Option Agreement, the Company agrees to pay Mr. Hunt $5,000 immediately upon execution of this Agreement. The Company and Mr. Hunt agree that the Option Agreement is hereby terminated in all respects and Mr. Hunt acknowledges and agrees that upon such termination, Mr. Hunt and its affiliates have no options to buy any shares of the Company's common stock.

         2. CONFLICT OF LAWS. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas without giving effect to its conflicts of law provisions.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                      AVIDYN, Inc.


                                      By:  /s/ Joseph A. Hensley
                                         --------------------------------------
                                         Joseph A. Hensley, President



                                           /s/ J. Ward Hunt
                                      -----------------------------------------
                                      J. Ward Hunt